UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 5, 2007
The Enstar Group, Inc.
(Exact name of registrant as specified in its charter)

Georgia	0-07477	63-0590560

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Madison Avenue, Montgomery, Alabama	36104

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (334) 834-5483
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
On January 5, 2007, The Enstar Group, Inc., a Georgia corporation (“Enstar”), received a written Staff Determination from The NASDAQ Stock Market (“Nasdaq”) stating that because of Enstar’s failure to hold an annual meeting of shareholders by December 31, 2006, Enstar is not in compliance with Nasdaq’s Marketplace Rules 4350(e) and 4350(g) and the Staff has determined to delist Enstar’s securities from Nasdaq. Enstar, which delayed its annual meeting to January 30, 2007 in order to include the vote on Enstar’s merger with Castlewood Holdings Limited (“Castlewood”), intends to request an appeal of the Staff’s determination. Pending a decision by the hearing panel, the delisting will be suspended and Enstar’s common stock will continue to be traded on Nasdaq.
ITEM 8.01. OTHER EVENTS
On January 5, 2007, Enstar issued a press release announcing a record date of January 16, 2007 for the $3.00 per share dividend to be paid following the shareholders’ approval of Enstar’s merger with Castlewood and that it has received a written Staff Determination from Nasdaq to delist Enstar’s securities from Nasdaq. The full text of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
The dividend is expected to be paid on January 30, 2007, conditioned on the shareholders’ vote to approve the merger at the annual shareholders’ meeting, which is scheduled to be held that morning.
Enstar’s merger with Castlewood is expected to close on January 31, 2007. If the proposed merger is consummated, Enstar’s common stock will be deregistered, and Castlewood’s ordinary shares will be registered and are expected to trade on Nasdaq.
Enstar’s merger with Castlewood was announced on May 24, 2006. In connection with the proposed merger, Castlewood has filed a registration statement, which includes a proxy statement prepared by Enstar and other materials, with the Securities and Exchange Commission (“SEC”). INVESTORS ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CASTLEWOOD, ENSTAR, THE PROPOSED MERGER AND RELATED MATTERS. The registration statement and proxy statement, as well as other filed documents containing information about Castlewood, Enstar, the proposed merger and related matters, are available through Enstar’s website, www.enstargroup.com and the SEC’s website, www.sec.gov.
This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. In particular, Enstar may not be able to complete the proposed merger on the terms summarized above or other acceptable terms, or at all, due to a number of factors, including but not limited to the failure (i) to obtain shareholder approval or (ii) to satisfy other closing conditions. Other important risk factors regarding Enstar are set forth in Item 1A. “Risk Factors” to Enstar’s Form 10-K/A for the year ended December 31, 2005 and under the heading “Risk Factors” in the registration statement on Form S-4 filed by Castlewood with the SEC. Those risk factors are hereby incorporated herein by reference. Furthermore, Enstar does not undertake any obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
     99.1 Text of Press Release of Enstar, dated January 5, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ENSTAR GROUP, INC.
Date: January 5, 2007	By:	/s/ Cheryl D. Davis
Cheryl D. Davis
Chief Financial Officer, Vice President of Corporate Taxes and Secretary

EXHIBIT INDEX
99.1 Text of Press Release of Enstar, dated January 5, 2007.